UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 1, 2005
                                                    -----------------


                        HUGO INTERNATIONAL TELECOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware               001-16207                        98-0226479
        --------               ---------                        ----------
(State of Incorporation)     (Commission File                   IRS Employer
                                  Number)                    Identification No.)


                   14B Jan Sebastian Drive, Sandwich MA 02563
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (508) 888-5478
                                 --------------
                          Registrant's Telephone Number

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1

This amendment is being filed in order to modify the disclosure, specifically with respect to the fiscal years covered by the disclosure.


Item 4.01         Change in Registrant's Certifying Accountant

         On September 1, 2005, the Board of Directors of Hugo International Telecom, Inc. ("Hugo") dismissed Mahoney Cohen and Company, CPA, P.C. ("Mahoney Cohen") from its position as Hugo's independent registered public accounting firm.

     The audit reports of Mahoney Cohen on Hugo's financial statements for the year ended December 31, 2001 contained a modification expressing substantial doubt about Hugo's ability to continue as a going concern. The audit report of Mahoney Cohen for the year ended December 31, 2001 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Mahoney Cohen did not, during the applicable periods, advise Hugo of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Hugo and Mahoney Cohen have not, during any of the fiscal years ended December 31, 2001, December 31, 2002, December 31, 2003 or December 31, 2004 or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mahoney Cohen's satisfaction, would have caused Mahoney Cohen to make reference to the subject matter of the disagreement in connection with its reports.

     Hugo has requested Mahoney Cohen to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Mahoney Cohen agrees with the statements in this 8-K/A. A copy of that letter is filed as exhibit 16 to this 8-K/A.

     On September 1, 2005, Hugo retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit Hugo's financial statements for the years ended December 31, 2002, 2003 and 2004. At no time during any of the fiscal years ended December 31, 2001, December 31, 2002, December 31, 2003 or December 31, 2004 or any subsequent period through the date of its engagement did Hugo consult with Rosenberg Rich regarding any matter of the sort described above with reference to Mahoney Cohen, any issue relating to the financial statements of Hugo, or the type of audit opinion that might be rendered for Hugo.


Item 9.01       Financial Statements and Exhibits

Exhibits
16      Letter from Mahoney Cohen and Company, CPA, P.C.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HUGO INTERNATIONAL TELECOM, INC.

Dated: February 6, 2006                   By:/s/ Kevin Kreisler
                                       -----------------------------------------
                                                Kevin Kreisler
                                                Chief Executive Officer